SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 10 — SUBSEQUENT EVENTS

In January 2018, the Company completed an IPO on the NASDAQ Stock Market, in which it issued 6,250,000 Ordinary shares at a price per share of $12. During February 2018 the underwriters exercised their green shoe option and purchased additional 937,500 ordinary shares at the same price per share. The net proceeds received from the IPO were approximately $80.2 million, after deducting underwriting discounts and commissions and without deducting other offering expenses.

Immediately prior to the closing of the IPO, the outstanding promissory note were automatically converted into 5,444,825 Ordinary shares of the Company based on the IPO price of $12 per ordinary share. See also note 6.